Exhibit 10.6

TAX MATTERS AGREEMENT

This TAX MATTERS AGREEMENT (this “Agreement”) is entered into as of July 24, 2013, by and among Rexford Industrial Realty, Inc., a Maryland corporation (the “REIT”), Rexford Industrial Realty, L.P., a Maryland limited partnership (the “Operating Partnership”), each Protected Partner identified as a signatory on Schedule I, as amended from time to time, and each Guaranty Partner identified as a signatory on Schedule II, as amended from time to time.

RECITALS

WHEREAS, the REIT desires to consolidate the ownership of a portfolio of properties currently owned, directly or indirectly, by certain entities, as set forth in the Formation Transaction Documentation.

WHEREAS, the Formation Transactions relate to the proposed offering of the common stock of the REIT, par value $.01 per share, following which the REIT will operate as a self-administered and self-managed real estate investment trust within the meaning of Section 856 of the Code (as defined below); and

WHEREAS, as a condition to engaging in the Formation Transactions, and as an inducement to do so, the parties hereto are entering into this Agreement;

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

For purposes of this Agreement the following terms shall apply:

Section 1.1 “50% Termination” has the meaning set forth in Section 1.17.

Section 1.2 “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Section 1.3 “Agreement” has the meaning set forth in the preamble.

Section 1.4 “Approval of the Partners’ Representatives” means the written approval of at least two (2) of the Partners’ Representatives with respect to any matter or transaction (for the avoidance of doubt, no vote in favor of any transaction by any of the Partners’ Representatives or any of their Affiliates in their capacity as owner shares of the REIT or OP Units, shall constitute such approval).

Section 1.5 “Approved Liability” means:

(a) A liability of the Operating Partnership (or of an entity whose separate existence from the Operating Partnership is disregarded for Federal income tax purposes) with respect to which all of the following requirements are satisfied:

(i) the liability is secured by real property or other assets (the “Collateral”) owned directly or indirectly by the Operating Partnership (or by an entity whose separate existence from the Operating Partnership is disregarded for Federal income tax purposes);

(ii) on the date on which the Operating Partnership designated such liability as an Approved Liability, the outstanding principal amount (and any accrued and unpaid interest) of the liability and any other Approved Liabilities secured by such Collateral at such time was no more than 70% of the fair market value (as reasonably determined in good faith by the Operating Partnership) of the Collateral at such time, provided that if interest on such liability is not required to be paid at least annually or if the documents evidencing such liability permit the borrower to borrow additional amounts that are secured by the Collateral, the outstanding principal amount of such liability shall include the maximum amount that could be so added to the principal amount of such liability without a default;

(iii) the liability constitutes “qualified nonrecourse financing” as defined in Section 465(b)(6) of the Code with respect to the Protected Partners (disregarding the guaranties by the Guaranty Partners);

(iv) no other person has executed any guarantees with respect to such liability other than: (A) guarantees by the Guaranty Partners; (B) guarantees by Affiliates of the Operating Partnership, provided that each applicable Guaranty Partner indemnifies each such Affiliate against any liability of such Affiliate (to the extent such liability does not exceed such Guaranty Partner’s Required Liability Amount) arising solely from the existence or performance of such guaranty; and (C) recourse carve out guaranties (i.e., bad-boy guaranties); and

(v) the Collateral does not provide security for another liability (other than another Approved Liability) that ranks senior to, or pari passu with, the liability described in clause (i) above.

For purposes of determining whether clause (ii) has been satisfied in situations where one or more potential Approved Liabilities are secured by more than one item of Collateral, the Operating Partnership shall allocate such liabilities among such items of Collateral in proportion to their relative fair market values (as reasonably determined in good faith by the Operating Partnership);

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(b) A liability of the Operating Partnership that:

(i) is not secured by any of the assets of the Operating Partnership and is a general, recourse obligation of the Operating Partnership; and

(ii) is not provided by a lender that has an interest in the Operating Partnership or is related to the Operating Partnership within the meaning of Section 465(b)(3)(C) or the Code; or

(c) Any other indebtedness approved by the Partners’ Representative (or his successor or designee) in his sole and absolute discretion.

Section 1.6 “Closing Date” has the meaning assigned to it in the applicable Formation Transaction Documentation.

Section 1.7 “Code” means the Internal Revenue Code of 1986, as amended.

Section 1.8 “Collateral” has the meaning set forth in the definition of “Approved Liability.”

Section 1.9 “Debt Gross Up Amount” has the meaning set forth in definition of “Make Whole Amount.”

Section 1.10 “Debt Notification Event” means, with respect to an Approved Liability, any transaction in which such liability shall be refinanced, otherwise repaid (excluding for this purpose, scheduled payments of principal occurring prior to the maturity date of such liability), or guaranteed by any of the REIT, the Operating Partnership, or one or more of their Affiliates, or guaranteed by one or more partners of the Operating Partnership.

Section 1.11 “Exchange” has the meaning set forth in Section 2.1(b).

Section 1.12 “Formation Transaction Documentation” means all of the agreements, substantially in the forms accompanying the Confidential Request for Consent dated February 22, 2013, pursuant to which the REIT or the Operating Partnership will acquire a portfolio of properties currently owned, directly or indirectly, by the entities set forth in such agreements.

Section 1.13 “Formation Transactions” means the acquisition of a portfolio of properties pursuant to the Formation Transaction Documentation.

Section 1.14 “Fundamental Transaction” means a merger, consolidation or other combination of the Operating Partnership with or into any other entity, a transfer of all or substantially all of the assets of the Operating Partnership, any reclassification, recapitalization or change of the outstanding equity interests of the Operating Partnership, or a conversion of the Operating Partnership into another form of entity.

Section 1.15 “Gross Up Amount” has the meaning set forth in definition of “Make Whole Amount.”

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Section 1.16 “Guaranteed Liability” means any Approved Liability that is guaranteed, in whole or in part, by one or more Guaranty Partners in accordance with this Agreement.

Section 1.17 “Guaranty Indemnification Period” means the period commencing on the Closing Date and ending on the twelfth (12th) anniversary of the Closing Date; provided, however, that such period shall end with respect to any Guaranty Partner to the extent that such Partner owns less than fifty percent (50%) of the OP Units originally received by the Protected Partner or Guaranty Partner in the Formation Transactions, disregarding the sale, exchange or other disposition of any such OP Units sold, exchanged or otherwise disposed of by the Protected Partner or Guaranty Partner in a Permitted Disposition (such an event, a “50% Termination”).

Section 1.18 “Guaranty Partner” means: (i) each signatory on Schedule II attached hereto, as amended from time to time; (ii) any person who holds OP Units and who acquired such OP Units from another Guaranty Partner in a transaction in which such person’s adjusted basis in such OP Units, as determined for Federal income tax purposes, is determined, in whole or in part, by reference to the adjusted basis of the other Guaranty Partner in such OP Units; and (iii) with respect to a Guaranty Partner that is Pass Through Entity, and solely for purposes of computing the amount to be paid under Section 2.4 with respect to such Guaranty Partner, any person who (y) holds an interest in such Guaranty Partner, either directly or through one or more Pass Through Entities, and (z) is required to include all or a portion of the income of such Guaranty Partner in its own gross income.

Section 1.19 “Guaranty Opportunity” has the meaning set forth in Section 2.4(b).

Section 1.20 “Make Whole Amount” means:

(a) with respect to any Protected Partner that recognizes gain under Section 704(c) of the Code as a result of an Property Indemnification Period Transfer, the sum of (i) the product of (x) the income and gain recognized by such Protected Partner under Section 704(c) of the Code in respect of such Property Indemnification Period Transfer (taking into account any adjustments under Section 743 of the Code to which such Protected Partner is entitled) multiplied by (y) the Make Whole Tax Rate, plus (ii) an amount equal to the combined Federal, applicable state and local income taxes (calculated using the Make Whole Tax Rate) imposed on such Protected Partner as a result of the receipt by such Protected Partner of a payment under Section 2.2 (the “Gross Up Amount”); provided, however, that the Gross Up Amount shall be computed without regard to any losses, credit, or other tax attributes that such Protected Partner might have that would reduce its actual tax liability; and

(b) with respect to any Guaranty Partner that recognizes gain as a result of a breach by the Operating Partnership of the provisions of Section 2.4 hereof, the sum of (i) the product of (x) the income and gain recognized by such Guaranty Partner by reason of such breach, multiplied by (y) the Make Whole Tax Rate, plus (ii) an amount equal to the combined Federal, applicable state and local income taxes (calculated using the Make Whole Tax Rate) imposed on such Guaranty Partner as a result of the receipt by such Guaranty Partner of a payment under Section 2.4 (the “Debt Gross Up Amount”); provided, however, that the Debt Gross Up Amount shall be computed without regard to any losses, credit, or other tax attributes that such Guaranty Partner might have that would reduce its actual tax liability.

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For purposes of calculating the amount of Section 704(c) gain that is allocated to a Protected Partner, (i) subject to clause (ii) below, any “reverse Section 704(c) gain” allocated to such Protected Partner pursuant to Treasury Regulations § 1.704-3(a)(6) shall not be taken into account, and (ii) if, as a result of adjustments to the Gross Asset Value (as defined in the OP Agreement) of the Protected Properties pursuant to clause (b) of the definition of Gross Asset Value as set forth in the OP Agreement, all or a portion of the gain recognized by the Operating Partnership that would have been Section 704(c) gain without regard to such adjustments becomes or is treated as “reverse Section 704(c) gain” or Section 704(b) gain under Section 704 of the Code, then such gain shall continue to be treated as Section 704(c) gain; provided that the total amount of 704(c) gain and income taken into account for purpose of calculating the Make Whole Amount shall not exceed the initial Section 704(c) gain amount as of the Closing Date (whether or not equal to the estimated amount set forth on Exhibit B).

Section 1.21 “Make Whole Tax Rate” means, with respect to a Protected Partner who is entitled to receive a payment under Section 2.2 and with respect to a Guaranty Partner who is entitled to receive payment under Section 2.4, the highest combined statutory Federal, state and local tax rate in respect of the income or gain that gave rise to such payment, taking into account the character of the income and gain in the hands of such Protected Partner or Guaranty Partner, as applicable (reduced, in the case of Federal taxes, by the deduction allowed for income taxes paid to a state or locality), for the taxable year in which the event that gave rise to such payment under Section 2.2 or Section 2.4 occurred. Notwithstanding the foregoing, if a Protected Partner or Guaranty Partner demonstrates to the reasonable satisfaction of the Operating Partnership that such Protected Partner or Guaranty Partner, as applicable, is not entitled to a Federal income tax deduction for all or a portion of the income taxes paid to a state or locality, the Make Whole Tax Rate applicable to such Protected Partner or Guaranty Partner shall be reduced only by the deduction, if any, the Protected Partner or Guaranty Partner is entitled to take for such taxes.

Section 1.22 “OP Agreement” means the Agreement of Limited Partnership of Rexford Industrial Realty, L.P., as amended from time to time.

Section 1.23 “OP Units” means common units of partnership interest in the Operating Partnership.

Section 1.24 “Operating Partnership” has the meaning set forth in the preamble.

Section 1.25 “Partners’ Representatives” means Richard Ziman, Howard Schwimmer, Michael Frankel and, in each case, his executors, administrators or permitted assigns.

Section 1.26 “Pass Through Entity” means a partnership, grantor trust, or S corporation for Federal income tax purposes.

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Section 1.27 “Permitted Disposition” means a sale, exchange or other disposition of OP Units (i) by a Protected Partner or Guaranty Partner: (a) to such Protected Partner’s or Guaranty Partner’s children, spouse or issue; (b) to a trust for such Protected Partner or Guaranty Partner or such Protected Partner’s or Guaranty Partner’s children, spouse or issue; (c) in the case of a trust which is a Protected Partner or Guaranty Partner, to its beneficiaries, or any of them, whether current or remainder beneficiaries; (d) to a revocable inter vivos trust of which such Protected Partner or Guaranty Partner is a trustee; (e) in the case of any partnership or limited liability company which is a Protected Partner or Guaranty Partner, to its partners or members; and/or (f) in the case of any corporation which is a Protected Partner or Guaranty Partner, to its shareholders, and (ii) by a party described in clauses (a), (b), (c) or (d) to a partnership, limited liability company or corporation of which the only partners, members or shareholders, as applicable, are parties described in clauses (a), (b), (c) or (d); provided, that for purposes of the definition of Property Indemnification Period and Guaranty Indemnification Period, such Protected Partner or Guaranty Partner, as applicable, shall be treated as continuing to own any OP Units which were subject to a Permitted Disposition unless and until there has been a sale, exchange or other disposition of such OP Units by a permitted transferee which is not another Permitted Disposition.

Section 1.28 “Person” means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

Section 1.29 “Property Indemnification Period” means the period commencing on the Closing Date and ending on the seventh (7th) anniversary of the Closing Date; provided, however, that such period shall end with respect to any Protected Partner upon a 50% Termination with respect to such Protected Partner.

Section 1.30 “Property Indemnification Period Transfer” has the meaning set forth in Section 2.1(a).

Section 1.31 “Protected Partner” means: (i) each signatory on Schedule I attached hereto, as amended from time to time; (ii) any person who holds OP Units and who acquired such OP Units from another Protected Partner in a transaction in which such person’s adjusted basis in such OP Units, as determined for Federal income tax purposes, is determined, in whole or in part, by reference to the adjusted basis of the other Protected Partner in such OP Units; and (iii) with respect to a Protected Partner that is Pass Through Entity, and solely for purposes of computing the amount to be paid under Section 2.2 with respect to such Protected Partner, any person who (y) holds an interest in such Protected Partner, either directly or through one or more Pass Through Entities, and (z) is required to include all or a portion of the income of such Protected Partner in its own gross income.

Section 1.32 “Protected Property” means each property identified on Exhibit A hereto and each property acquired in Exchange for a Protected Property as set forth in Section 2.1(b).

Section 1.33 “Required Liability Amount” means, with respect to each Guaranty Partner, 110% of such Guaranty Partner’s “negative tax capital account” as of the Closing Date, a current estimate of which is set forth on Exhibit C hereto for each such Guaranty Partner.

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Section 1.34 “REIT” has the meaning set forth in the preamble.

Section 1.36 “Section 2.4 Notice” has the meaning set forth in Section 2.4(c).

Section 1.37 “Transfer” means any direct or indirect sale, exchange, transfer or other disposition, whether voluntary or involuntary.

Section 1.38 “Treasury Regulations” means the income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

ARTICLE II

TAX MATTERS

Section 2.1 Taxable Transfers.

(a) Unless the Operating Partnership receives the Approval of the Partners’ Representatives with respect to a Property Indemnification Period Transfer, during the Property Indemnification Period, the Operating Partnership shall indemnify the Protected Partners as set forth in Section 2.2 if the Operating Partnership or any entity in which the Operating Partnership holds a direct or indirect interest shall cause or permit (i) any Transfer of all or any portion of a Protected Property (including any interest therein or in the entity owning, directly or indirectly, the Protected Property) in a transaction that would result in the recognition of taxable income or gain by any Protected Partner under Section 704(c) of the Code, or (ii) any Fundamental Transaction that would result in the recognition of taxable income or gain to any Protected Partner (such a Fundamental Transaction and such a Transfer, collectively a “Property Indemnification Period Transfer”).

(b) Section 2.1(a) shall not apply to any Property Indemnification Period Transfer of a Protected Property (including any interest therein or in the entity owning, directly or indirectly, the Protected Property): (i) in a transaction in which no gain is required to be recognized by a Protected Partner (an “Exchange”), including a transaction qualifying under Section 1031 or Section 721 (or any successor statutes) of the Code; provided, however, that any property acquired by the Operating Partnership in the Exchange shall remain subject to the provisions of this Article II in place of the exchanged Protected Property for the remainder of the Property Indemnification Period; (ii) as a result of the condemnation or other taking of any Protected Property by a governmental entity in an eminent domain proceeding or otherwise, provided that the Operating Partnership shall use commercially reasonable efforts to structure such disposition as either a tax-free like-kind exchange under Section 1031 or a tax-free reinvestment of proceeds under Section 1033, provided that in no event shall the Operating Partnership be obligated to acquire or invest in any property that it otherwise would not have acquired or invested in.

(c) For any taxable Transfer of all or any portion of any property of the Operating Partnership which is not a Property Indemnification Period Transfer, the Operating Partnership shall use commercially reasonable efforts to cooperate with the Limited Partners to minimize any taxes payable by the Limited Partners in connection with any such Transfers.

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Section 2.2 Indemnification for Taxable Transfers.

(a) In the event of a Property Indemnification Period Transfer described in Section 2.1(a), each Protected Partner shall, within 30 days after the closing of such Property Indemnification Period Transfer, receive from the Operating Partnership an amount of cash equal to the estimated Make Whole Amount applicable to such Property Indemnification Period Transfer. If it is later determined that the true Make Whole Amount applicable to a Protected Partner exceeds the estimated Make Whole Amount applicable to such Protected Partner, then the Operating Partnership shall pay such excess to such Protected Partner within 90 days after the closing of the Property Indemnification Period Transfer, and if such estimated Make Whole Amount exceeds the true Make Whole Amount, then such Protected Partner shall promptly refund such excess to the Operating Partnership, but only to the extent such excess was actually received by such Protected Partner.

(b) Notwithstanding any provision of this Agreement to the contrary, the sole and exclusive rights and remedies of any Protected Partner under Section 2.1(a) shall be a claim against the Operating Partnership for the Make Whole Amount as set forth in this Section 2.2, and no Protected Partner shall be entitled to pursue a claim for specific performance of the covenants set forth in Section 2.1(a) or bring a claim against any person that acquires a Protected Property from the Operating Partnership in violation of Section 2.1(a).

(c) For the avoidance of doubt, a vote in favor of a Property Indemnification Period Transfer by a Protected Partner in its capacity as an owner of OP Units or shares of the REIT shall not constitute a waiver of such Protected Partner’s right to indemnification pursuant to this Section 2.2 as a result of such Property Indemnification Period Transfer.

Section 2.3 Section 704(c) Gains. A good faith estimate of the initial amount of Section 704(c) gain allocable to each Protected Partner as of the Closing Date of the Formation Transactions is set forth on Exhibit B hereto. The parties acknowledge that the initial amount of such Section 704(c) gain may be adjusted over time as required by Section 704(c) of the Code and the Regulations promulgated thereunder.

Section 2.4 Approved Liability Maintenance and Allocation.

(a) During the Guaranty Indemnification Period, the Operating Partnership shall: (i) maintain on a continuous basis an amount of Approved Liabilities at least equal to the Required Liability Amount; and (ii) provide the Partners’ Representatives, promptly upon request, with a description of the nature and amount of any Approved Liabilities that are available to be guaranteed by the Guaranty Partners pursuant to Section 2.4(b) of this Agreement. For the avoidance of doubt, and notwithstanding any other provision of this Agreement, the Operating Partnership shall not be required to maintain any amount of Approved Liabilities in excess of the aggregate Required Liability Amount of all Guaranty Partners.

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(b) (i) During the Guaranty Indemnification Period, the Operating Partnership shall provide each Guaranty Partner with the opportunity to execute a guaranty, substantially in the form attached hereto as Exhibit D or otherwise in a form and manner that receives the Approval of the Partners’ Representatives, of one or more Approved Liabilities in an amount up to such Guaranty Partner’s Required Liability Amount (each such opportunity and each opportunity required by Section 2.4(c), a “Guaranty Opportunity”), and (ii) after the Guaranty Indemnification Period, and for so long as a Guaranty Partner has not had a 50% Termination, the Operating Partnership shall use commercially reasonable efforts to make Guaranty Opportunities available to each Guaranty Partner, provided that in the case of this clause (ii), the Operating Partnership shall not be required to incur any indebtedness that it would not otherwise have incurred, as determined by the Operating Partnership in its reasonable discretion; provided, however, that in the case of clauses (i) and (ii) the aggregate amount of all guarantees required to be made available by the Operating Partnership for execution by all Guaranty Partners need not exceed the aggregate Required Liability Amount of all Guaranty Partners. The Operating Partnership shall have the discretion to identify the Approved Liability or Approved Liabilities that shall be made available for guaranty by each Guaranty Partner. Each Guaranty Partner and its indirect owners may allocate the Guaranty Opportunity afforded to such Guaranty Partner in any manner they choose. The Operating Partnership agrees to file its tax returns allocating any debt subject to a Guaranty to the applicable Guaranty Partners. Each Guaranty Partner shall bear the costs incurred by it in connection with the execution of any guaranty to which it is a party. To the extent a Guaranty Partner executes a guaranty, the Operating Partnership shall deliver a copy of such guaranty to the lender under the Guaranteed Liability promptly after receiving such copy from the relevant Guaranty Partner.

(c) During the Guaranty Indemnification Period, the Operating Partnership shall not allow a Debt Notification Event to occur unless the Operating Partnership provides at least thirty (30) days’ written notice (a “Section 2.4 Notice”) to each Guaranty Partner that may be affected thereby. The Section 2.4 Notice shall describe the Debt Notification Event and designate one or more Approved Liabilities that may be guaranteed by the Guaranty Partners pursuant to Section 2.4(b) of this Agreement in an amount equal to the amount of the refinanced or repaid Approved Liability that was guaranteed by such Guaranty Partner immediately prior to the date of the Debt Notification Event. The Section 2.4 Notice shall be deemed to have been provided when delivered in person or when sent by first class United States mail or by other means of written or electronic communication (including by telecopy, facsimile, electronic mail or commercial courier service) to the Guaranty Partner at the address set forth in the Register (as defined in the OP Agreement). Any Guaranty Partner that desires to execute a guaranty following the receipt of a Section 2.4 Notice shall provide the Operating Partnership with notice thereof within ten (10) days after the date of the Section 2.4 Notice.

(d) Provided the Operating Partnership satisfies its obligations under Section 2.4(a), (b) and (c) of this Agreement, the Operating Partnership shall have no liability to a Guaranty Partner under Section 2.4(e) for breach of Section 2.4, whether or not such Guaranty Partner timely accepts its Guaranty Opportunity. Furthermore, the Operating Partnership makes no representation or warranty to any Guaranty Partner concerning the treatment or effect of any guaranty under Federal, state, local, or foreign tax law, and bears no responsibility for any tax liability of any Guaranty Partner or Affiliate thereof that is attributable to a reallocation, by a taxing authority, of debt subject to a guaranty (other than a reallocation that results from any act or omission taken by the Operating Partnership or one of its Affiliates in violation of this Section 2.4 or an act or omission that is indemnifiable under Section 2.4(e) of this Agreement).

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(e) If the Operating Partnership shall fail to comply with any provision of this Section 2.4, the Operating Partnership shall pay, within thirty (30) days of such failure, a Make Whole Payment to each Guaranty Partner who recognizes income or gain as a result of such failure equal to the estimated Make Whole Amount applicable to such failure. If it is determined that the true Make Whole Amount applicable to a Guaranty Partner exceeds the estimated Make Whole Amount applicable to such Guaranty Partner, then the Operating Partnership shall pay such excess to such Guaranty Partner within thirty (30) days after the date of such determination, and if such estimated Make Whole Amount exceeds the true Make Whole Amount, then such Guaranty Partner shall pay such excess to the Operating Partnership within thirty (30) days after the date of such determination, but only to the extent such excess was actually received by such Guaranty Partner.

(f) Notwithstanding any provision of this Agreement to the contrary, the sole and exclusive rights and remedies of any Guaranty Partner for a breach or violation of the covenants set forth in Section 2.4 shall be a claim a claim against the Operating Partnership for the Make Whole Amount as set forth in Section 2.4(e), and no Guaranty Partner shall be entitled to pursue a claim for specific performance of the covenants set forth in Section 2.4.

Section 2.5 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Agreement (and any closing document executed in connection herewith) shall be governed by the dispute resolution provisions set forth in Section 6.08 of the Contribution Agreement, dated as of July 24, 2013, by and among the Operating Partnership, the REIT and the applicable entity in which the Protected Partner or Guaranty Partner, as applicable, held an equity interest immediately prior to the Formation Transactions.

ARTICLE III

GENERAL PROVISIONS

Section 3.1 Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms of this Agreement shall be given in the same manner as in the OP Agreement.

Section 3.2 Titles and Captions. All Article or Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

Section 3.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

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Section 3.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain form taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 3.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 3.6 Creditors. Other than as expressly set forth herein, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Operating Partnership.

Section 3.7 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any covenant, duty, agreement or condition.

Section 3.8 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.9 Applicable Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard to the principles of conflicts of law.

Section 3.10 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of other remaining provisions contained herein shall not be affected thereby.

Section 3.11 Entire Agreement. This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and amends, restates and supersedes the OP Agreement and any other prior written or oral understandings or agreements among them with respect thereto.

Section 3.12 No Rights as Stockholders. Nothing contained in this Agreement shall be construed as conferring upon the holders of the OP Units any rights whatsoever as stockholders of the REIT, including, without limitation, any right to receive dividends or other distributions made to stockholders of the REIT or to vote or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the REIT or any other matter.

[Remainder of Page Left Blank Intentionally]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

REIT:

REXFORD INDUSTRIAL REALTY, INC., a Maryland corporation

By:	/s/ Howard Schwimmer
Name: Howard Schwimmer
Title: Co-Chief Executive Officer

By:	/s/ Michael S. Frankel
Name: Michael S. Frankel
Title: Co-Chief Executive Officer

OPERATING PARTNERSHIP:

REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership

By:	REXFORD INDUSTRIAL REALTY, INC. a Maryland corporation, Its General Partner

By:	/s/ Howard Schwimmer
Name: Howard Schwimmer
Title: Co-Chief Executive Officer

By:	/s/ Michael S. Frankel
Name: Michael S. Frankel
Title: Co-Chief Executive Officer

SIGNATURE PAGE TO TAX MATTERS AGREEMENT

PROTECTED PARTNERS LISTED ON SCHEDULE I HERETO:

By:	Rexford Industrial Realty, Inc., a Maryland corporation as attorney-in-fact acting on behalf of the Protected Partners named on Schedule I hereto

By:	/s/ Howard Schwimmer
Name: Howard Schwimmer
Title: Co-Chief Executive Officer

By:	/s/ Michael S. Frankel
Name: Michael S. Frankel
Title: Co-Chief Executive Officer

GUARANTY PARTNERS LISTED ON SCHEDULE II HERETO:

By:	Rexford Industrial Realty, Inc., a Maryland corporation as attorney-in-fact acting on behalf of the Guaranty Partners named on Schedule II hereto

By:	/s/ Howard Schwimmer
Name: Howard Schwimmer
Title: Co-Chief Executive Officer

By:	/s/ Michael S. Frankel
Name: Michael S. Frankel
Title: Co-Chief Executive Officer

SIGNATURE PAGE TO TAX MATTERS AGREEMENT

SCHEDULE I

PROTECTED PARTNERS

Protected Partner 1

Protected Partner 2

Protected Partner 3

Protected Partner 4

Protected Partner 5

Protected Partner 6

Protected Partner 7

Protected Partner 8

Protected Partner 9

Protected Partner 10

Protected Partner 11

Protected Partner 12

Protected Partner 13

Protected Partner 14

Protected Partner 15

Protected Partner 16

Protected Partner 17

Protected Partner 18

Protected Partner 19

Protected Partner 20

Protected Partner 21

Protected Partner 22

Protected Partner 23

Protected Partner 24

Protected Partner 25

Protected Partner 26

Protected Partner 27

Protected Partner 28

Protected Partner 29

Protected Partner 30

Protected Partner 31

Protected Partner 32

Protected Partner 33

Protected Partner 34

Protected Partner 35

Protected Partner 36

Protected Partner 37

Protected Partner 38

Protected Partner 39

Protected Partner 40

Protected Partner 41

Protected Partner 42

Protected Partner 43

Protected Partner 44

Protected Partner 45

Protected Partner 46

Protected Partner 47

Protected Partner 48

Protected Partner 49

Protected Partner 50

Protected Partner 51

Protected Partner 52

Protected Partner 53

Protected Partner 54

Protected Partner 55

Protected Partner 56

Protected Partner 57

Protected Partner 58

Protected Partner 59

Protected Partner 60

Protected Partner 61

Protected Partner 62

Protected Partner 63

Protected Partner 64

Protected Partner 65

Protected Partner 66

Protected Partner 67

Protected Partner 68

Protected Partner 69

Protected Partner 70

Protected Partner 71

Protected Partner 72

Protected Partner 73

Protected Partner 74

Protected Partner 75

Protected Partner 76

Protected Partner 77

Protected Partner 78

Protected Partner 79

Protected Partner 80

Protected Partner 81

Protected Partner 82

Protected Partner 83

Protected Partner 84

Protected Partner 85

Protected Partner 86

Protected Partner 87

Protected Partner 88

Protected Partner 89

Protected Partner 90

Protected Partner 91

Protected Partner 92

Protected Partner 93

Protected Partner 94

Protected Partner 95

Protected Partner 96

Protected Partner 97

Protected Partner 98

Protected Partner 99

Protected Partner 100

Protected Partner 101

Protected Partner 102

Protected Partner 103

Protected Partner 104

Protected Partner 105

Protected Partner 106

Protected Partner 107

Protected Partner 108

Protected Partner 109

Protected Partner 110

Protected Partner 111

Protected Partner 112

Protected Partner 113

Protected Partner 114

Protected Partner 115

Protected Partner 116

Protected Partner 117

Protected Partner 118

Protected Partner 119

Protected Partner 120

Protected Partner 121

Protected Partner 122

Protected Partner 123

Protected Partner 124

Protected Partner 125

Protected Partner 126

Protected Partner 127

Protected Partner 128

Protected Partner 129

Protected Partner 130

Protected Partner 131

Protected Partner 132

Protected Partner 133

Protected Partner 134

Protected Partner 135

Protected Partner 136

Protected Partner 137

Protected Partner 138

Protected Partner 139

Protected Partner 140

Protected Partner 141

Protected Partner 142

Protected Partner 143

Protected Partner 144

Protected Partner 145

Protected Partner 146

Protected Partner 147

Protected Partner 148

Protected Partner 149

Protected Partner 150

Protected Partner 151

Protected Partner 152

Protected Partner 153

Protected Partner 154

Protected Partner 155

Protected Partner 156

Protected Partner 157

Protected Partner 158

Protected Partner 159

Protected Partner 160

Protected Partner 161

Protected Partner 162

Protected Partner 163

Protected Partner 164

Protected Partner 165

Protected Partner 166

Protected Partner 167

Protected Partner 168

Protected Partner 169

Protected Partner 170

Protected Partner 171

Protected Partner 172

Protected Partner 173

Protected Partner 174

Protected Partner 175

Protected Partner 176

Protected Partner 177

Protected Partner 178

Protected Partner 179

Protected Partner 180

Protected Partner 181

Protected Partner 182

Protected Partner 183

Protected Partner 184

Protected Partner 185

Protected Partner 186

Protected Partner 187

Protected Partner 188

Protected Partner 189

Protected Partner 190

Protected Partner 191

Protected Partner 192

Protected Partner 193

Protected Partner 194

Protected Partner 195

Protected Partner 196

Protected Partner 197

Protected Partner 198

Protected Partner 199

Protected Partner 200

Protected Partner 201

Protected Partner 202

SCHEDULE II

GUARANTY PARTNERS

Guaranty Partner 1

Guaranty Partner 2

Guaranty Partner 3

Guaranty Partner 4

Guaranty Partner 5

Guaranty Partner 6

Guaranty Partner 7

Guaranty Partner 8

Guaranty Partner 9

Guaranty Partner 10

Guaranty Partner 11

Guaranty Partner 12

Guaranty Partner 13

Guaranty Partner 14

Guaranty Partner 15

Guaranty Partner 16

Guaranty Partner 17

Guaranty Partner 18

Guaranty Partner 19

Guaranty Partner 20

Guaranty Partner 21

Guaranty Partner 22

Guaranty Partner 23

Guaranty Partner 24

Guaranty Partner 25

Guaranty Partner 26

Guaranty Partner 27

Guaranty Partner 28

Guaranty Partner 29

Guaranty Partner 30

Guaranty Partner 31

Guaranty Partner 32

Guaranty Partner 33

Guaranty Partner 34

Guaranty Partner 35

Guaranty Partner 36

Guaranty Partner 37

Guaranty Partner 38

Guaranty Partner 39

Guaranty Partner 40

Guaranty Partner 41

Guaranty Partner 42

Guaranty Partner 43

Guaranty Partner 44

Guaranty Partner 45

Guaranty Partner 46

Guaranty Partner 47

Guaranty Partner 48

Guaranty Partner 49

Guaranty Partner 50

Guaranty Partner 51

Guaranty Partner 52

Guaranty Partner 53

Guaranty Partner 54

Guaranty Partner 55

Guaranty Partner 56

Guaranty Partner 57

Guaranty Partner 58

Guaranty Partner 59

Guaranty Partner 60

Guaranty Partner 61

Guaranty Partner 62

Guaranty Partner 63

Guaranty Partner 64

Guaranty Partner 65

Guaranty Partner 66

Guaranty Partner 67

Guaranty Partner 68

Guaranty Partner 69

EXHIBIT A

PROTECTED PROPERTIES

RIF I - Don Julian

RIF I - Walnut

RIF I - Lewis

RIF I - Monrovia

RIF I - Mulberry

RIF I - Oxnard

RIF I - Valley

RIF II - Bledsoe

RIF II - Easy Street

RIF II - La Jolla

RIF II - Orangethorpe

RIF II - Pioneer

RIF III - Irwindale

RIF III - Santa Fe Springs

RIF IV - Cornerstone

EXHIBIT B

ESTIMATED ALLOCATIONS OF SECTION 704(c) GAIN

Protected Property	Protected Partner	§ 704(c) Gain
RIF I - Don Julian	Protected Partner 203	22,590
	Protected Partner 204	112,937
	Protected Partner 205	24,693
	Protected Partner 206	22,589
	Protected Partner 207	22,587
	Protected Partner 208	22,588
	Protected Partner 209	112,938
	Protected Partner 210	33,883
	Protected Partner 211	22,588
	Protected Partner 212	56,469
	Protected Partner 213	79,059
	Protected Partner 214	112,941
	Protected Partner 215	33,882
	Protected Partner 216	112,941
	Protected Partner 217	56,470
	Protected Partner 218	112,940
	Protected Partner 219	1,614,572
	Protected Partner 220	33,883
	Protected Partner 221	12,040
	Protected Partner 222	33,884
	Protected Partner 223	67,762
	Protected Partner 224	12,874
	Protected Partner 225	13,554
	Protected Partner 226	56,471
	Protected Partner 227	22,589
	Protected Partner 228	22,590
	Protected Partner 229	2,063
	Protected Partner 230	12,870
	Protected Partner 231	10,548
	Protected Partner 232	2,067
	Protected Partner 233	33,882
	Protected Partner 234	11,295
	Protected Partner 235	859,561
	Protected Partner 236	22,586
	Protected Partner 237	2,060
	Protected Partner 238	10,240
	Protected Partner 239	22,589
	Protected Partner 240	112,940
	Protected Partner 241	22,588
	Protected Partner 242	11,297
	Protected Partner 243	45,173
	Protected Partner 244	22,591

	Protected Partner 245	56,467
	Protected Partner 246	112,941
	Protected Partner 247	12,871
	Protected Partner 248	45,177
	Protected Partner 249	56,472
	Protected Partner 250	50,823
	Protected Partner 251	10,241
	Protected Partner 252	22,586
	Protected Partner 253	13,554
	Protected Partner 254	56,469
	Protected Partner 255	67,762
	Protected Partner 256	45,176
	Protected Partner 257	22,588
	Protected Partner 258	22,588
	Protected Partner 259	2,104,670
	Protected Partner 260	112,940
	Protected Partner 261	225,879
RIF I - Walnut	Protected Partner 262	11,368
	Protected Partner 263	56,833
	Protected Partner 264	12,526
	Protected Partner 265	11,367
	Protected Partner 266	11,366
	Protected Partner 267	11,367
	Protected Partner 268	56,834
	Protected Partner 269	17,051
	Protected Partner 270	11,367
	Protected Partner 271	28,417
	Protected Partner 272	39,785
	Protected Partner 273	56,835
	Protected Partner 274	17,050
	Protected Partner 275	56,835
	Protected Partner 276	28,417
	Protected Partner 277	56,834
	Protected Partner 278	802,937
	Protected Partner 279	17,051
	Protected Partner 280	6,028
	Protected Partner 281	17,051
	Protected Partner 282	34,100
	Protected Partner 283	6,472
	Protected Partner 284	6,821
	Protected Partner 285	28,417
	Protected Partner 286	11,367
	Protected Partner 287	11,368
	Protected Partner 288	1,046
	Protected Partner 289	6,470

	Protected Partner 290	5,339
	Protected Partner 291	1,048
	Protected Partner 292	17,050
	Protected Partner 293	5,684
	Protected Partner 294	427,446
	Protected Partner 295	11,366
	Protected Partner 296	1,045
	Protected Partner 297	5,103
	Protected Partner 298	11,367
	Protected Partner 299	56,835
	Protected Partner 300	11,367
	Protected Partner 301	5,685
	Protected Partner 302	22,732
	Protected Partner 303	11,368
	Protected Partner 304	28,416
	Protected Partner 305	56,835
	Protected Partner 306	6,470
	Protected Partner 307	168,668
	Protected Partner 308	174,352
	Protected Partner 309	171,510
	Protected Partner 310	5,104
	Protected Partner 311	11,366
	Protected Partner 312	6,821
	Protected Partner 313	174,351
	Protected Partner 314	34,099
	Protected Partner 315	22,734
	Protected Partner 316	11,367
	Protected Partner 317	11,367
	Protected Partner 318	1,049,251
	Protected Partner 319	56,834
	Protected Partner 320	113,668
	Protected Partner 321	145,934
	Protected Partner 322	145,934
	Protected Partner 323	145,934
	Protected Partner 324	145,934
RIF I - Lewis	Protected Partner 325	13,673
	Protected Partner 326	68,355
	Protected Partner 327	14,946
	Protected Partner 328	13,672
	Protected Partner 329	13,671
	Protected Partner 330	13,671
	Protected Partner 331	68,356
	Protected Partner 332	20,507
	Protected Partner 333	13,671
	Protected Partner 334	34,177
	Protected Partner 335	47,850

Protected Partner 336	68,357
Protected Partner 337	20,507
Protected Partner 338	68,357
Protected Partner 339	34,178
Protected Partner 340	68,357
Protected Partner 341	977,215
Protected Partner 342	20,508
Protected Partner 343	7,287
Protected Partner 344	20,508
Protected Partner 345	41,013
Protected Partner 346	7,792
Protected Partner 347	8,203
Protected Partner 348	34,179
Protected Partner 349	13,672
Protected Partner 350	13,672
Protected Partner 351	1,248
Protected Partner 352	7,789
Protected Partner 353	6,384
Protected Partner 354	1,251
Protected Partner 355	20,507
Protected Partner 356	6,836
Protected Partner 357	520,247
Protected Partner 358	13,670
Protected Partner 359	1,247
Protected Partner 360	6,198
Protected Partner 361	13,672
Protected Partner 362	68,357
Protected Partner 363	13,671
Protected Partner 364	6,837
Protected Partner 365	27,341
Protected Partner 366	13,673
Protected Partner 367	34,177
Protected Partner 368	68,357
Protected Partner 369	7,790
Protected Partner 370	27,343
Protected Partner 371	34,180
Protected Partner 372	30,761
Protected Partner 373	6,199
Protected Partner 374	13,670
Protected Partner 375	8,203
Protected Partner 376	34,178
Protected Partner 377	41,012
Protected Partner 378	27,343
Protected Partner 379	13,672
Protected Partner 380	13,672

	Protected Partner 381	1,273,845
	Protected Partner 382	68,357
	Protected Partner 383	136,713
RIF I - Monrovia	Protected Partner 384	15,824
	Protected Partner 385	79,109
	Protected Partner 386	17,297
	Protected Partner 387	15,823
	Protected Partner 388	15,822
	Protected Partner 389	15,822
	Protected Partner 390	79,110
	Protected Partner 391	23,734
	Protected Partner 392	15,822
	Protected Partner 393	39,555
	Protected Partner 394	55,379
	Protected Partner 395	79,112
	Protected Partner 396	23,734
	Protected Partner 397	79,112
	Protected Partner 398	39,556
	Protected Partner 399	79,111
	Protected Partner 400	1,130,966
	Protected Partner 401	23,734
	Protected Partner 402	8,434
	Protected Partner 403	23,735
	Protected Partner 404	47,466
	Protected Partner 405	9,018
	Protected Partner 406	9,494
	Protected Partner 407	39,556
	Protected Partner 408	15,823
	Protected Partner 409	15,824
	Protected Partner 410	1,445
	Protected Partner 411	9,015
	Protected Partner 412	7,389
	Protected Partner 413	1,448
	Protected Partner 414	23,734
	Protected Partner 415	7,912
	Protected Partner 416	602,100
	Protected Partner 417	15,821
	Protected Partner 418	1,443
	Protected Partner 419	7,173
	Protected Partner 420	15,823
	Protected Partner 421	79,112
	Protected Partner 422	15,822
	Protected Partner 423	7,913
	Protected Partner 424	31,643
	Protected Partner 425	15,824

	Protected Partner 426	39,554
	Protected Partner 427	79,112
	Protected Partner 428	9,016
	Protected Partner 429	31,645
	Protected Partner 430	39,557
	Protected Partner 431	35,600
	Protected Partner 432	7,174
	Protected Partner 433	15,821
	Protected Partner 434	9,494
	Protected Partner 435	39,555
	Protected Partner 436	47,465
	Protected Partner 437	31,645
	Protected Partner 438	15,823
	Protected Partner 439	15,823
	Protected Partner 440	1,474,267
	Protected Partner 441	79,112
	Protected Partner 442	158,223
RIF I - Mulberry	Protected Partner 443	9,086
	Protected Partner 444	45,424
	Protected Partner 445	9,932
	Protected Partner 446	9,085
	Protected Partner 447	9,085
	Protected Partner 448	9,085
	Protected Partner 449	45,424
	Protected Partner 450	13,628
	Protected Partner 451	9,085
	Protected Partner 452	22,712
	Protected Partner 453	31,798
	Protected Partner 454	45,425
	Protected Partner 455	13,627
	Protected Partner 456	45,425
	Protected Partner 457	22,712
	Protected Partner 458	45,425
	Protected Partner 459	649,386
	Protected Partner 460	13,628
	Protected Partner 461	4,842
	Protected Partner 462	13,628
	Protected Partner 463	27,254
	Protected Partner 464	5,178
	Protected Partner 465	5,451
	Protected Partner 466	22,713
	Protected Partner 467	9,085
	Protected Partner 468	9,086
	Protected Partner 469	830
	Protected Partner 470	5,176

	Protected Partner 471	4,242
	Protected Partner 472	831
	Protected Partner 473	13,628
	Protected Partner 474	4,543
	Protected Partner 475	345,718
	Protected Partner 476	9,084
	Protected Partner 477	829
	Protected Partner 478	4,119
	Protected Partner 479	9,085
	Protected Partner 480	45,425
	Protected Partner 481	9,085
	Protected Partner 482	4,544
	Protected Partner 483	18,169
	Protected Partner 484	9,086
	Protected Partner 485	22,711
	Protected Partner 486	45,425
	Protected Partner 487	5,177
	Protected Partner 488	18,170
	Protected Partner 489	22,713
	Protected Partner 490	20,441
	Protected Partner 491	4,119
	Protected Partner 492	9,084
	Protected Partner 493	5,451
	Protected Partner 494	22,712
	Protected Partner 495	27,254
	Protected Partner 496	18,170
	Protected Partner 497	9,085
	Protected Partner 498	9,085
	Protected Partner 499	846,508
	Protected Partner 500	45,425
	Protected Partner 501	90,849
RIF I - Oxnard	Protected Partner 502	3,777
	Protected Partner 503	18,881
	Protected Partner 504	4,128
	Protected Partner 505	3,776
	Protected Partner 506	3,776
	Protected Partner 507	3,776
	Protected Partner 508	18,881
	Protected Partner 509	5,665
	Protected Partner 510	3,776
	Protected Partner 511	9,441
	Protected Partner 512	13,217
	Protected Partner 513	18,882
	Protected Partner 514	5,664
	Protected Partner 515	18,882
	Protected Partner 516	9,441

	Protected Partner 517	18,881
	Protected Partner 518	269,926
	Protected Partner 519	5,665
	Protected Partner 520	2,013
	Protected Partner 521	5,665
	Protected Partner 522	11,329
	Protected Partner 523	2,152
	Protected Partner 524	2,266
	Protected Partner 525	9,441
	Protected Partner 526	3,776
	Protected Partner 527	3,777
	Protected Partner 528	345
	Protected Partner 529	2,152
	Protected Partner 530	1,763
	Protected Partner 531	346
	Protected Partner 532	5,664
	Protected Partner 533	1,888
	Protected Partner 534	143,703
	Protected Partner 535	3,776
	Protected Partner 536	344
	Protected Partner 537	1,712
	Protected Partner 538	3,776
	Protected Partner 539	18,882
	Protected Partner 540	3,776
	Protected Partner 541	1,889
	Protected Partner 542	7,552
	Protected Partner 543	3,777
	Protected Partner 544	9,440
	Protected Partner 545	18,882
	Protected Partner 546	2,152
	Protected Partner 547	7,553
	Protected Partner 548	9,441
	Protected Partner 549	8,497
	Protected Partner 550	1,712
	Protected Partner 551	3,776
	Protected Partner 552	2,266
	Protected Partner 553	9,441
	Protected Partner 554	11,328
	Protected Partner 555	7,553
	Protected Partner 556	3,776
	Protected Partner 557	3,776
	Protected Partner 558	351,862
	Protected Partner 559	18,881
	Protected Partner 560	37,763
RIF I - Valley	Protected Partner 561	6,786

Protected Partner 562	33,928
Protected Partner 563	7,418
Protected Partner 564	6,786
Protected Partner 565	6,785
Protected Partner 566	6,786
Protected Partner 567	33,928
Protected Partner 568	10,179
Protected Partner 569	6,786
Protected Partner 570	16,964
Protected Partner 571	23,750
Protected Partner 572	33,929
Protected Partner 573	10,179
Protected Partner 574	33,929
Protected Partner 575	16,964
Protected Partner 576	33,928
Protected Partner 577	485,035
Protected Partner 578	10,179
Protected Partner 579	3,617
Protected Partner 580	10,179
Protected Partner 581	20,356
Protected Partner 582	3,868
Protected Partner 583	4,072
Protected Partner 584	16,964
Protected Partner 585	6,786
Protected Partner 586	6,786
Protected Partner 587	620
Protected Partner 588	3,866
Protected Partner 589	3,169
Protected Partner 590	621
Protected Partner 591	10,179
Protected Partner 592	3,393
Protected Partner 593	258,222
Protected Partner 594	6,785
Protected Partner 595	619
Protected Partner 596	3,076
Protected Partner 597	6,786
Protected Partner 598	33,929
Protected Partner 599	6,786
Protected Partner 600	3,394
Protected Partner 601	13,571
Protected Partner 602	6,786
Protected Partner 603	16,963
Protected Partner 604	33,929
Protected Partner 605	3,867
Protected Partner 606	13,572

Protected Partner 607	16,965
Protected Partner 608	15,268
Protected Partner 609	3,077
Protected Partner 610	6,785
Protected Partner 611	4,072
Protected Partner 612	16,964
Protected Partner 613	20,356
Protected Partner 614	13,571
Protected Partner 615	6,786
Protected Partner 616	6,786
Protected Partner 617	632,263
Protected Partner 618	33,928
Protected Partner 619	67,857

EXHIBIT B

ESTIMATED ALLOCATIONS OF SECTION 704(c) GAIN

Protected Property	Protected Partner	§ 704(c) Gain
RIF II - Bledsoe	Protected Partner 620	47,877
	Protected Partner 621	23,694
	Protected Partner 622	24,556
	Protected Partner 623	4,655
	Protected Partner 624	23,738
	Protected Partner 625	24,550
	Protected Partner 626	6,202
	Protected Partner 627	4,746
	Protected Partner 628	23,700
	Protected Partner 629	4,661
	Protected Partner 630	23,701
	Protected Partner 631	4,732
	Protected Partner 632	9,886
	Protected Partner 633	4,564
	Protected Partner 634	6,113
	Protected Partner 635	33,711
	Protected Partner 636	24,147
	Protected Partner 637	14,643
	Protected Partner 638	7,198
	Protected Partner 639	14,645
	Protected Partner 640	2,069
	Protected Partner 641	2,549
	Protected Partner 642	4,746
	Protected Partner 643	4,647
	Protected Partner 644	2,584
	Protected Partner 645	7,439
	Protected Partner 646	2,367
	Protected Partner 647	12,052
	Protected Partner 648	4,736
	Protected Partner 649	2,555
	Protected Partner 650	4,740
	Protected Partner 651	3,282
	Protected Partner 652	4,732
	Protected Partner 653	139,399
	Protected Partner 654	4,561
	Protected Partner 655	9,741
	Protected Partner 656	24,550
	Protected Partner 657	2,587
	Protected Partner 658	4,653
	Protected Partner 659	11,626
	Protected Partner 660	11,851
	Protected Partner 661	9,739

	Protected Partner 662	12,044
	Protected Partner 663	12,069
	Protected Partner 664	4,736
	Protected Partner 665	50,480
	Protected Partner 666	14,412
	Protected Partner 667	2,367
	Protected Partner 668	12,048
	Protected Partner 669	4,750
	Protected Partner 670	24,141
	Protected Partner 671	4,559
	Protected Partner 672	4,736
	Protected Partner 673	4,570
	Protected Partner 674	9,888
	Protected Partner 675	347,886
	Protected Partner 676	4,740
	Protected Partner 677	12,065
	Protected Partner 678	24,564
	Protected Partner 679	24,552
	Protected Partner 680	9,917
	Protected Partner 681	257,446
RIF II - Easy Street	Protected Partner 682	140,781
	Protected Partner 683	69,671
	Protected Partner 684	72,206
	Protected Partner 685	13,688
	Protected Partner 686	69,801
	Protected Partner 687	72,189
	Protected Partner 688	18,237
	Protected Partner 689	13,955
	Protected Partner 690	69,688
	Protected Partner 691	13,705
	Protected Partner 692	69,694
	Protected Partner 693	13,915
	Protected Partner 694	29,069
	Protected Partner 695	13,422
	Protected Partner 696	17,976
	Protected Partner 697	99,126
	Protected Partner 698	71,004
	Protected Partner 699	43,058
	Protected Partner 700	21,166
	Protected Partner 701	43,063
	Protected Partner 702	763,097
	Protected Partner 703	7,495
	Protected Partner 704	13,955
	Protected Partner 705	13,665
	Protected Partner 706	7,597
	Protected Partner 707	21,875

	Protected Partner 708	6,960
	Protected Partner 709	35,438
	Protected Partner 710	13,926
	Protected Partner 711	7,512
	Protected Partner 712	13,938
	Protected Partner 713	9,650
	Protected Partner 714	13,915
	Protected Partner 715	409,899
	Protected Partner 716	13,410
	Protected Partner 717	28,644
	Protected Partner 718	72,189
	Protected Partner 719	7,608
	Protected Partner 720	13,682
	Protected Partner 721	34,185
	Protected Partner 722	34,848
	Protected Partner 723	28,638
	Protected Partner 724	35,416
	Protected Partner 725	35,489
	Protected Partner 726	13,926
	Protected Partner 727	148,434
	Protected Partner 728	42,377
	Protected Partner 729	6,960
	Protected Partner 730	35,427
	Protected Partner 731	13,966
	Protected Partner 732	70,987
	Protected Partner 733	13,405
	Protected Partner 734	13,926
	Protected Partner 735	13,439
	Protected Partner 736	29,075
	Protected Partner 737	1,022,943
	Protected Partner 738	13,938
	Protected Partner 739	35,478
	Protected Partner 740	72,229
	Protected Partner 741	72,195
	Protected Partner 742	29,160
RIF II - La Jolla	Protected Partner 743	Built-in loss property
	Protected Partner 744
	Protected Partner 745
	Protected Partner 746
	Protected Partner 747
	Protected Partner 748
	Protected Partner 749
	Protected Partner 750
	Protected Partner 751
	Protected Partner 752

Protected Partner 753
Protected Partner 754
Protected Partner 755
Protected Partner 756
Protected Partner 757
Protected Partner 758
Protected Partner 759
Protected Partner 760
Protected Partner 761
Protected Partner 762
Protected Partner 763
Protected Partner 764
Protected Partner 765
Protected Partner 766
Protected Partner 767
Protected Partner 768
Protected Partner 769
Protected Partner 770
Protected Partner 771
Protected Partner 772
Protected Partner 773
Protected Partner 774
Protected Partner 775
Protected Partner 776
Protected Partner 777
Protected Partner 778
Protected Partner 779
Protected Partner 780
Protected Partner 781
Protected Partner 782
Protected Partner 783
Protected Partner 784
Protected Partner 785
Protected Partner 786
Protected Partner 787
Protected Partner 788
Protected Partner 789
Protected Partner 790
Protected Partner 791
Protected Partner 792
Protected Partner 793
Protected Partner 794
Protected Partner 795
Protected Partner 796
Protected Partner 797

	Protected Partner 798
	Protected Partner 799
	Protected Partner 800
	Protected Partner 801
	Protected Partner 802
	Protected Partner 803
	Protected Partner 804
	Protected Partner 805
	Protected Partner 806
	Protected Partner 807
RIF II - Orangethorpe	Protected Partner 808	26,661
	Protected Partner 809	13,194
	Protected Partner 810	13,674
	Protected Partner 811	2,592
	Protected Partner 812	13,219
	Protected Partner 813	13,671
	Protected Partner 814	3,454
	Protected Partner 815	2,643
	Protected Partner 816	13,197
	Protected Partner 817	2,595
	Protected Partner 818	13,198
	Protected Partner 819	2,635
	Protected Partner 820	5,505
	Protected Partner 821	2,542
	Protected Partner 822	3,404
	Protected Partner 823	18,772
	Protected Partner 824	13,447
	Protected Partner 825	8,154
	Protected Partner 826	4,008
	Protected Partner 827	8,155
	Protected Partner 828	144,514
	Protected Partner 829	1,419
	Protected Partner 830	2,643
	Protected Partner 831	2,588
	Protected Partner 832	1,439
	Protected Partner 833	4,143
	Protected Partner 834	1,318
	Protected Partner 835	6,711
	Protected Partner 836	2,637
	Protected Partner 837	1,423
	Protected Partner 838	2,640
	Protected Partner 839	1,828
	Protected Partner 840	2,635
	Protected Partner 841	77,626
	Protected Partner 842	2,540
	Protected Partner 843	5,424

	Protected Partner 844	13,671
	Protected Partner 845	1,441
	Protected Partner 846	2,591
	Protected Partner 847	6,474
	Protected Partner 848	6,600
	Protected Partner 849	5,423
	Protected Partner 850	6,707
	Protected Partner 851	6,721
	Protected Partner 852	2,637
	Protected Partner 853	28,110
	Protected Partner 854	8,025
	Protected Partner 855	1,318
	Protected Partner 856	6,709
	Protected Partner 857	2,645
	Protected Partner 858	13,443
	Protected Partner 859	2,539
	Protected Partner 860	2,637
	Protected Partner 861	2,545
	Protected Partner 862	5,506
	Protected Partner 863	193,724
	Protected Partner 864	2,640
	Protected Partner 865	6,719
	Protected Partner 866	13,679
	Protected Partner 867	13,672
	Protected Partner 868	5,522
RIF II - Pioneer	Protected Partner 869	Built-in loss property
	Protected Partner 870
	Protected Partner 871
	Protected Partner 872
	Protected Partner 873
	Protected Partner 874
	Protected Partner 875
	Protected Partner 876
	Protected Partner 877
	Protected Partner 878
	Protected Partner 879
	Protected Partner 880
	Protected Partner 881
	Protected Partner 882
	Protected Partner 883
	Protected Partner 884
	Protected Partner 885
	Protected Partner 886
	Protected Partner 887
	Protected Partner 888
	Protected Partner 889

Protected Partner 890
Protected Partner 891
Protected Partner 892
Protected Partner 893
Protected Partner 894
Protected Partner 895
Protected Partner 896
Protected Partner 897
Protected Partner 898
Protected Partner 899
Protected Partner 900
Protected Partner 901
Protected Partner 902
Protected Partner 903
Protected Partner 904
Protected Partner 905
Protected Partner 906
Protected Partner 907
Protected Partner 908
Protected Partner 909
Protected Partner 910
Protected Partner 911
Protected Partner 912
Protected Partner 913
Protected Partner 914
Protected Partner 915
Protected Partner 916
Protected Partner 917
Protected Partner 918
Protected Partner 919
Protected Partner 920
Protected Partner 921
Protected Partner 922
Protected Partner 923
Protected Partner 924
Protected Partner 925
Protected Partner 926
Protected Partner 927
Protected Partner 928
Protected Partner 929
Protected Partner 930
Protected Partner 931
Protected Partner 932
Protected Partner 933

EXHIBIT B

ESTIMATED ALLOCATIONS OF SECTION 704(c) GAIN

Protected Property	Protected Partner	§ 704(c) Gain
RIF III - Irwindale	Protected Partner 934	17,588
	Protected Partner 935	17,588
	Protected Partner 936	8,794
	Protected Partner 937	35,177
	Protected Partner 938	17,588
	Protected Partner 939	4,397
	Protected Partner 940	17,588
	Protected Partner 941	7,035
	Protected Partner 942	35,177
	Protected Partner 943	15,478
	Protected Partner 944	5,277
	Protected Partner 945	3,518
	Protected Partner 946	6,156
	Protected Partner 947	17,588
	Protected Partner 948	7,035
	Protected Partner 949	4,397
	Protected Partner 950	3,518
	Protected Partner 951	4,397
	Protected Partner 952	1,759
	Protected Partner 953	7,035
	Protected Partner 954	8,794
	Protected Partner 955	3,518
	Protected Partner 956	3,518
	Protected Partner 957	8,794
	Protected Partner 958	3,518
	Protected Partner 959	3,518
	Protected Partner 960	17,588
	Protected Partner 961	3,518
	Protected Partner 962	8,794
	Protected Partner 963	8,794
	Protected Partner 964	7,035
	Protected Partner 965	3,518
	Protected Partner 966	8,794
	Protected Partner 967	8,794
	Protected Partner 968	8,794
	Protected Partner 969	17,588
	Protected Partner 970	14,071
	Protected Partner 971	3,518
	Protected Partner 972	7,035
	Protected Partner 973	5,277
	Protected Partner 974	7,035
	Protected Partner 975	8,794
	Protected Partner 976	769,999

Protected Partner 977	8,794
Protected Partner 978	1,759
Protected Partner 979	3,518
Protected Partner 980	1,055
Protected Partner 981	7,035
Protected Partner 982	7,035
Protected Partner 983	8,794
Protected Partner 984	3,518
Protected Partner 985	3,518
Protected Partner 986	10,553
Protected Partner 987	3,518
Protected Partner 988	8,794
Protected Partner 989	3,518
Protected Partner 990	5,628
Protected Partner 991	8,794
Protected Partner 992	8,794
Protected Partner 993	17,588
Protected Partner 994	3,518
Protected Partner 995	1,759
Protected Partner 996	7,035
Protected Partner 997	3,518
Protected Partner 998	410,000
Protected Partner 999	3,518
Protected Partner 1000	3,518
Protected Partner 1001	7,035
Protected Partner 1002	3,518
Protected Partner 1003	8,794
Protected Partner 1004	3,518
Protected Partner 1005	3,518
Protected Partner 1006	8,794
Protected Partner 1007	1,055
Protected Partner 1008	8,794
Protected Partner 1009	3,518
Protected Partner 1010	10,553
Protected Partner 1011	8,794
Protected Partner 1012	3,518
Protected Partner 1013	2,638
Protected Partner 1014	3,518
Protected Partner 1015	22,865
Protected Partner 1016	5,863
Protected Partner 1017	17,588
Protected Partner 1018	8,794
Protected Partner 1019	10,553
Protected Partner 1020	5,716
Protected Partner 1021	8,794
Protected Partner 1022	5,277

	Protected Partner 1023	35,177
	Protected Partner 1024	5,716
	Protected Partner 1025	7,035
	Protected Partner 1026	1,055
	Protected Partner 1027	1,759
	Protected Partner 1028	24,624
	Protected Partner 1029	43,971
	Protected Partner 1030	3,518
	Protected Partner 1031	4,397
	Protected Partner 1032	3,518
	Protected Partner 1033	7,035
	Protected Partner 1034	3,518
	Protected Partner 1035	3,518
	Protected Partner 1036	3,518
	Protected Partner 1037	35,177
	Protected Partner 1038	887,945
	Protected Partner 1039	3,518
	Protected Partner 1040	3,518
	Protected Partner 1041	1,759
	Protected Partner 1042	17,588
RIF III - Santa Fe	Protected Partner 1043	Built-in loss property
Springs	Protected Partner 1044
	Protected Partner 1045
	Protected Partner 1046
	Protected Partner 1047
	Protected Partner 1048
	Protected Partner 1049
	Protected Partner 1050
	Protected Partner 1051
	Protected Partner 1052
	Protected Partner 1053
	Protected Partner 1054
	Protected Partner 1055
	Protected Partner 1056
	Protected Partner 1057
	Protected Partner 1058
	Protected Partner 1059
	Protected Partner 1060
	Protected Partner 1061
	Protected Partner 1062
	Protected Partner 1063
	Protected Partner 1064
	Protected Partner 1065
	Protected Partner 1066
	Protected Partner 1067

Protected Partner 1068
Protected Partner 1069
Protected Partner 1070
Protected Partner 1071
Protected Partner 1072
Protected Partner 1073
Protected Partner 1074
Protected Partner 1075
Protected Partner 1076
Protected Partner 1077
Protected Partner 1078
Protected Partner 1079
Protected Partner 1080
Protected Partner 1081
Protected Partner 1082
Protected Partner 1083
Protected Partner 1084
Protected Partner 1085
Protected Partner 1086
Protected Partner 1087
Protected Partner 1088
Protected Partner 1089
Protected Partner 1090
Protected Partner 1091
Protected Partner 1092
Protected Partner 1093
Protected Partner 1094
Protected Partner 1095
Protected Partner 1096
Protected Partner 1097
Protected Partner 1098
Protected Partner 1099
Protected Partner 1100
Protected Partner 1101
Protected Partner 1102
Protected Partner 1103
Protected Partner 1104
Protected Partner 1105
Protected Partner 1106
Protected Partner 1107
Protected Partner 1108
Protected Partner 1109
Protected Partner 1110
Protected Partner 1111
Protected Partner 1112
Protected Partner 1113

Protected Partner 1114
Protected Partner 1115
Protected Partner 1116
Protected Partner 1117
Protected Partner 1118
Protected Partner 1119
Protected Partner 1120
Protected Partner 1121
Protected Partner 1122
Protected Partner 1123
Protected Partner 1124
Protected Partner 1125
Protected Partner 1126
Protected Partner 1127
Protected Partner 1128
Protected Partner 1129
Protected Partner 1130
Protected Partner 1131
Protected Partner 1132
Protected Partner 1133
Protected Partner 1134
Protected Partner 1135
Protected Partner 1136
Protected Partner 1137
Protected Partner 1138
Protected Partner 1139
Protected Partner 1140
Protected Partner 1141
Protected Partner 1142
Protected Partner 1143
Protected Partner 1144
Protected Partner 1145
Protected Partner 1146
Protected Partner 1147
Protected Partner 1148
Protected Partner 1149
Protected Partner 1150
Protected Partner 1151
Protected Partner 1152
Protected Partner 1153
Protected Partner 1154
Protected Partner 1155

EXHIBIT B

ESTIMATED ALLOCATIONS OF SECTION 704(c) GAIN

Property	Protected Partner	§ 704(c) Gain
RIF IV - Cornerstone	Protected Partner 1156
	Protected Partner 1157
	Protected Partner 1158
	Protected Partner 1159
	Protected Partner 1160
	Protected Partner 1161
	Protected Partner 1162
	Protected Partner 1163
	Protected Partner 1164
	Protected Partner 1165
	Protected Partner 1166
	Protected Partner 1167
	Protected Partner 1168
	Protected Partner 1169
	Protected Partner 1170
	Protected Partner 1171
	Protected Partner 1172
	Protected Partner 1173
	Protected Partner 1174
	Protected Partner 1175
	Protected Partner 1176
	Protected Partner 1177
	Protected Partner 1178
	Protected Partner 1179
	Protected Partner 1180
	Protected Partner 1181
	Protected Partner 1182
	Protected Partner 1183
	Protected Partner 1184
	Protected Partner 1185
	Protected Partner 1186
	Protected Partner 1187
	Protected Partner 1188
	Protected Partner 1189
	Protected Partner 1190
	Protected Partner 1191
	Protected Partner 1192	1,064,377
	Protected Partner 1193
	Protected Partner 1194
	Protected Partner 1195
	Protected Partner 1196
	Protected Partner 1197
	Protected Partner 1198

Protected Partner 1199
Protected Partner 1200
Protected Partner 1201
Protected Partner 1202
Protected Partner 1203
Protected Partner 1204
Protected Partner 1205
Protected Partner 1206
Protected Partner 1207
Protected Partner 1208
Protected Partner 1209
Protected Partner 1210
Protected Partner 1211
Protected Partner 1212
Protected Partner 1213
Protected Partner 1214
Protected Partner 1215
Protected Partner 1216
Protected Partner 1217	566,746
Protected Partner 1218
Protected Partner 1219
Protected Partner 1220
Protected Partner 1221
Protected Partner 1222
Protected Partner 1223
Protected Partner 1224
Protected Partner 1225
Protected Partner 1226
Protected Partner 1227
Protected Partner 1228
Protected Partner 1229
Protected Partner 1230
Protected Partner 1231
Protected Partner 1232
Protected Partner 1233
Protected Partner 1234
Protected Partner 1235
Protected Partner 1236
Protected Partner 1237
Protected Partner 1238
Protected Partner 1239
Protected Partner 1240
Protected Partner 1241
Protected Partner 1242
Protected Partner 1243
Protected Partner 1244
Protected Partner 1245
Protected Partner 1246	1,105,847
Protected Partner 1247

EXHIBIT C

REQUIRED LIABILITY AMOUNT

GUARANTY PARTNER	REQUIRED LIABILITY AMOUNT
Guaranty Partner 1	$—
Guaranty Partner 2	$39,110
Guaranty Partner 3	$—
Guaranty Partner 4	$—
Guaranty Partner 5	$—
Guaranty Partner 6	$—
Guaranty Partner 7	$—
Guaranty Partner 8	$39,108
Guaranty Partner 9	$—
Guaranty Partner 10	$—
Guaranty Partner 11	$—
Guaranty Partner 12	$—
Guaranty Partner 13	$—
Guaranty Partner 14	$—
Guaranty Partner 15	$17,066
Guaranty Partner 16	$—
Guaranty Partner 17	$—
Guaranty Partner 18	$—
Guaranty Partner 19	$—
Guaranty Partner 20	$6,534,722
Guaranty Partner 21	$58,662
Guaranty Partner 22	$—
Guaranty Partner 23	$—
Guaranty Partner 24	$—
Guaranty Partner 25	$27,881
Guaranty Partner 26	$—
Guaranty Partner 27	$117,314
Guaranty Partner 28	$22,646
Guaranty Partner 29	$30,474
Guaranty Partner 30	$39,113
Guaranty Partner 31	$—
Guaranty Partner 32	$—
Guaranty Partner 33	$3,169
Guaranty Partner 34	$—
Guaranty Partner 35	$686
Guaranty Partner 36	$—
Guaranty Partner 37	$3,466,580
Guaranty Partner 38	$—
Guaranty Partner 39	$—

Guaranty Partner 40	$3,146
Guaranty Partner 41	$—
Guaranty Partner 42	$61,089
Guaranty Partner 43	$19,560
Guaranty Partner 44	$78,209
Guaranty Partner 45	$—
Guaranty Partner 46	$30,217
Guaranty Partner 47	$195,541
Guaranty Partner 48	$—
Guaranty Partner 49	$—
Guaranty Partner 50	$—
Guaranty Partner 51	$—
Guaranty Partner 52	$—
Guaranty Partner 53	$—
Guaranty Partner 54	$—
Guaranty Partner 55	$—
Guaranty Partner 56	$87,991
Guaranty Partner 57	$—
Guaranty Partner 58	$—
Guaranty Partner 59	$—
Guaranty Partner 60	$—
Guaranty Partner 61	$—
Guaranty Partner 62	$—
Guaranty Partner 63	$—
Guaranty Partner 64	$—
Guaranty Partner 65	$—
Guaranty Partner 66	$—
Guaranty Partner 67	$39,109
Guaranty Partner 70	$6,743,465
Guaranty Partner 68	$195,532
Guaranty Partner 69	$391,064

EXHIBIT D

FORM OF GUARANTY

[See Attached]

GUARANTY AGREEMENT

THIS GUARANTY (this “Guaranty”) is made as of [—], 2013, by and among the guarantors identified on Exhibit A attached hereto (collectively, the “Guarantors”), and Rexford Industrial Realty, L.P., a Maryland limited partnership (the “Operating Partnership”) in favor of [—] (the “Lender”).

RECITALS

Pursuant to that certain [—] dated [—], by and among [—] (the “Borrower”) and Lender (the “Loan Agreement”), the Lender made a loan to the Borrower in the original maximum principal amount of $[—] (the “Loan”), which Loan is secured by, among other collateral, [—] (the “Deed of Trust”), which grants to Lender a security interest in certain real property located in [—] and further described in the Deed of Trust and related personal property (the foregoing, collectively, the “Property” and together with any other property securing the Loan, if any, the “Collateral”). The documents which evidence the Loan or the Collateral, including, without limitation, the Deed of Trust, are collectively referred to as the “Loan Documents.”

In order to assure the Borrower’s payment of its obligations under the Loan and the performance of the Borrower’s obligations under the Loan and the Deed of Trust, the Guarantors are willing to guarantee a portion of the amounts due under the Loan on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

1. Guaranty.

(a) If (i) an event of a default which permits the Lender to accelerate the repayment of the obligations of the Borrower to the Lender secured by the Deed of Trust (collectively, the “Obligations”) has occurred (such default and repayment obligation referred to hereinafter as a “Default”), and (ii) the Lender has accelerated the Loan as a result of such Default, then each Guarantor, severally and not jointly, absolutely and unconditionally guarantees and promises to pay directly to the Lender on behalf of the Borrower in lawful money of the United States of America an amount equal to such Guarantor’s Guaranty Percentage (as defined below) of the Shortfall Amount (as defined below); provided that no demand shall be made under this Guaranty for payment by any Guarantor as a result of a Default (x) until such time as the Lender shall have fully and completely exercised (and not waived) all rights, powers, and remedies it has with respect to foreclosure on the Property and pursued all of its available rights and remedies against other assets of the Borrower which secure the Loan, if any, and any recoveries from such actions have been applied to reduce the amount of the Obligations or (y) following the date any such Default is cured. For purposes of this Guaranty, the following definitions shall apply. The “Shortfall Amount” shall equal the positive excess of (i) the lesser of: (A) the aggregate of the “Maximum Liability” (as listed opposite the Guarantors’ names on Exhibit A attached hereto) of all Guarantors whose obligations under this Guaranty are then outstanding; and (B) the aggregate outstanding amount of the Obligations immediately prior to the Default (the “Aggregate Maximum Liability”), over (ii) the sum of all cash and other amounts received or otherwise recovered by the Lender together with the fair market value of the Property obtained by the Lender (without regard to whether such amounts and value are applied to principal, interest, late fees, penalties and costs of collection), if any, after the Default from or on behalf of the Borrower in proceedings against the Borrower or the Property under the Loan Documents. Each Guarantor’s “Guaranty Percentage” shall equal the quotient of (i) such Guarantor’s Maximum Liability (as listed opposite the Guarantors’ names on Exhibit A attached hereto) over (ii) the Aggregate Maximum Liability. Notwithstanding anything to the contrary in the foregoing, the maximum amount of each Guarantor’s liability hereunder shall in no event be greater than the “Maximum Liability” listed opposite the Guarantor’s name on Exhibit A attached hereto, and under no circumstances shall a Guarantor be obligated to pay an aggregate amount under this Guaranty in excess of such Guarantor’s Maximum Liability. The obligations of each Guarantor hereunder are separate and distinct from the obligations of any other Guarantor hereunder and are not joint and several.

(b) Notwithstanding any provision to the contrary in this Guaranty, no Guarantor shall have any obligation to make any payment pursuant to this Guaranty to the extent that the Default occurs as a result of, or in connection with “material uninsured damage” to the Property caused by an earthquake or act of terrorism. For purposes of this Guaranty, the term “material uninsured damage” shall refer to damage to the Property that is not compensated for by insurance and which is in an amount greater than twenty percent (20%) of the original principal amount of the Loan.

2. Term of Guaranty. This Guaranty, as well as all of the rights, duties, requirements and obligations created hereunder, shall expire and be of no further force or effect with respect to each Guarantor as of the earlier of (a) the date on which the Obligations under the Loan are satisfied in full, or (b) the Termination Date with respect to such Guarantor. The “Termination Date” with respect to a Guarantor shall be the effective date set forth in a written notice from such Guarantor to the Borrower and the Lender, stating that such Guarantor is terminating its obligations under this Guaranty, provided that (i) such date shall not be earlier than the earlier of (x) three (3) months after the date such Guarantor has disposed of all of its equity interest in the Operating Partnership or (y) six (6) months after such Guarantor has given written notice to the Operating Partnership that he wishes to be released from his obligations under this Guaranty, and (ii) the fair market value of the Collateral exceeds the outstanding balance of the Obligations, including accrued and unpaid interest, as of the Termination Date. Notwithstanding the foregoing, the obligations of a Guarantor hereunder shall continue after the Termination Date with respect to such Guarantor to the extent of any claims that are attributable fully and solely to an event or action that occurred on or before the Termination Date with respect to such Guarantor.

3. Remedies. If a Guarantor fails to promptly perform his obligations under this Guaranty, the Lender may from time to time bring an action at law or in equity, or both, to compel such Guarantor to perform his obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by the Lender as a consequence of the failure of such Guarantor to perform his obligations together with interest thereon at the rate of interest applicable to the principal balance of the Loan.

2

4. Rights of the Lender. Without in any manner limiting the generality of the foregoing, the Borrower, the Lender, or any subsequent holder of the Loan or beneficiary of the Deed of Trust may, from time to time, without notice to or consent of the Guarantors, agree to any amendment, waiver, modification or alteration of the Loan or the Deed of Trust relating to the Borrower and its rights and obligations thereunder (including, without limitation, renewal, waiver or variation of the maturity of the indebtedness pursuant to the Loan, increase or reduction of the rate of interest payable under the Loan, release, substitution or addition of any guarantor or endorser and acceptance of any security for the Loan). The Loan may be extended one or more times without notice to or consent from the Guarantors, and the Guarantors shall remain at all times bound to its obligations under this Guaranty, notwithstanding such extensions.

5. Guarantors’ General Waivers. Until the Obligations are paid in full, each Guarantor waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of the Borrower, such Guarantor or any other guarantor or other Person (as defined below), or by reason of the cessation or limitation of the liability of the Borrower, such Guarantor or any other guarantor or other Person from any cause other than full payment and performance of all obligations due under the Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of the Borrower or any other Person, or any defect in the formation of the Borrower or any other Person; (c) the unenforceability or invalidity of any security or guarantee or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) subject to Section 1(a), any and all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise (or any other comparable laws of any other State applicable to this Guaranty or the security for the Loan); (e) any defense based upon the Lender’ failure to disclose to such Guarantor any information concerning Borrower’s or any other Person’s financial condition or any other circumstances bearing on the Borrower’s or any other Person’s ability to pay and perform all obligations due under the Loan or any of the other Loan Documents; (f) any failure by the Lender to give notice to the Borrower, such Guarantor or any other Person of the sale or other disposition of security held for the Loan, and any defect in notice given by the Lender in connection with any such sale or disposition of security held for the Loan; (g) any failure of the Lender to comply with applicable laws in connection with the sale or disposition of security held for the Loan, including, without limitation, any failure by the Lender to conduct a commercially reasonable sale or other disposition of such security; (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety’s or guarantor’s obligations in proportion to the principal’s obligation; (i) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (j) any defense based upon the Lender’ election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (k) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; and (l) any defense based upon the application by the Borrower of the proceeds of the Loan for purposes other than the purposes represented by the Borrower to the Lender or intended or understood by

3

the Lender or such Guarantor. Each Guarantor agrees that the payment and performance of all obligations due under the Loan or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Loan or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to such Guarantor’s liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, and subject to the proviso in Section 1(a), each Guarantor further waives any and all rights and defenses that such Guarantor may have because the Borrower’s debt is secured by real property; this means, among other things, that if the Lender forecloses on any real property collateral, including the Property, pledged by the Borrower, then the Lender may collect from such Guarantor in accordance with the terms of this Guaranty even if the Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from the Borrower. Subject to Section 1(a), the foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses such Guarantor may have because the Borrower’s debt is secured by real property. Without limiting the generality of the foregoing or any other provision hereof, until the Obligations are paid in full (and subject to the provisos set forth in Paragraph 6), and subject to the proviso in Section 1(a), each Guarantor expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to such Guarantor under California Civil Code Sections 2787 to 2844, inclusive, 2846 to 2855, inclusive, 2899 and 3433 and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (or any of such sections), or any other jurisdiction to the extent the same are applicable to this Guaranty or the agreements, covenants or obligations of such Guarantor hereunder (or any other comparable laws of any other State applicable to this Guaranty or the security for the Loan).

6. Waiver of Rights of Subrogation. Subject to Section 1(a), this is a guarantee of payment and not of collection, and the obligations of the Guarantors hereunder shall be in addition to and shall not limit or in any way affect the obligations of the Guarantors under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. Each Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Guarantor may now or hereafter have against the Borrower or any other Person directly or contingently liable for the payment or performance of the Loan or Deed of Trust (including, without limitation, any property collateralizing the Obligations), arising solely from the existence or performance of this Guaranty. Each Guarantor further agrees that it will not enter into any agreement providing, directly or indirectly, for contribution, reimbursement or repayment by the Borrower or any other Person on account of any payment by such Guarantor and further agrees that any such agreement, whether existing or hereafter entered into, would be void. In furtherance, and not in limitation, of the preceding waiver, each Guarantor and the Operating Partnership by their acceptance hereof agree that (i) any payment to the Lender or any Indemnified Party by such Guarantor pursuant to this Guaranty shall be treated as a contribution by such Guarantor to the capital of the Operating Partnership, followed by a contribution by the Operating Partnership to the capital of Borrower, or, if the Operating Partnership owns Borrower through one or more entities, as a contribution by the Operating Partnership to the capital of Borrower through successive contributions through each such entity, and any such payment shall not cause such Guarantor to be a creditor of the Operating Partnership, the Borrower or any partner or affiliate thereof, and (ii) such Guarantor shall not be entitled to, and shall not receive, the return of any such capital contribution or receive any consideration in exchange therefor (including, but not limited to, any distribution from the Operating Partnership with respect to such contribution or interests or units in the Operating Partnership).

4

7. Indemnification of Other Parties. If, for any reason, (A) the Operating Partnership or any of its partners or affiliates, other than Borrower (each, an “Indemnified Party”), is required to make (i) any payment to the Lender or (ii) any contribution to the Operating Partnership or the Borrower with respect to the portion of the Loan for which a payment pursuant to this Guaranty is required, or (B) the Lender’ ability to make a claim against any Guarantor is reduced solely as a result of the Lender’s concurrent status as an Indemnified Party (collectively, an “Indemnified Party Outlay”), each Guarantor shall absolutely and unconditionally reimburse the Indemnified Party for, or pay to the Lender (as applicable), the lesser of (i) such Guarantor’s Guaranty Percentage of the full amount of such Indemnified Party Outlay or (ii) the maximum amount such Guarantor would have been obligated to pay the Lender under Paragraph 1 hereof had such payment not been made by the Indemnified Party or had such reduction not occurred and provided the conditions set forth in Paragraph 1 hereof triggering such obligations by such Guarantor shall have occurred. Each Guarantor shall reimburse the Indemnified Party, or make a payment to the Lender, as and to the extent required by this Paragraph 7 within 60 days after receiving written notice of an Indemnified Party Outlay from the Indemnified Party. It is intended that each Indemnified Party be a third party beneficiary of the obligations of the Guarantors under this Paragraph 7, and that each Indemnified Party shall have the right to enforce the obligations of the Guarantors hereunder, except as expressly provided in this Guaranty. Any payments to an Indemnified Party or the Lender hereunder shall for all purposes hereunder be treated by each Guarantor and the Operating Partnership as capital contributions by each Guarantor to the Operating Partnership, followed by capital contributions by the Operating Partnership to the Borrower, or, if the Operating Partnership owns Borrower through one or more entities, as a contribution by the Operating Partnership to the capital of Borrower through successive contributions through each such entity, in accordance with the provisions of Paragraph 6 above.

8. Unsecured Obligations. This Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty. Notwithstanding the foregoing, in no event shall the Deed of Trust secure this Guaranty.

9. Understanding With Respect to Waivers. Each Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with such Guarantor’s full knowledge of their significance and consequences, and that under the circumstances the waivers are reasonable and not contrary to public policy or law. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

10. Rules of Construction. The term “Borrower” as used herein shall include the Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the Borrower under the Loan or any of the other Loan Documents. The term “Person” as used herein shall include any individual, corporation, partnership, limited liability company, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

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11. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAWS. EACH GUARANTOR AND ALL PERSONS AND ENTITIES IN ANY MANNER OBLIGATED TO THE LENDER UNDER THIS GUARANTY CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF CALIFORNIA AND ALSO CONSENT TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA OR FEDERAL LAW (OR THE LAW OF ANY OTHER STATE APPLICABLE TO THIS GUARANTY OR THE SECURITY FOR THE LOAN).

12. Disclosure. The Operating Partnership shall furnish a copy of this Guaranty to the Lender immediately after its execution by the Guarantors.

13. No Assignment. None of the parties shall be entitled to assign their rights or obligations under this Guaranty to any other Person without the written consent of the other parties.

14. Entire Agreement. The Guarantors, the Operating Partnership and, by the Lender’s acceptance of the delivery of a copy of this Guaranty pursuant to Paragraph 12, the Lender agree that this Guaranty contains the entire understanding and agreement between them with respect to the subject matter hereof and cannot be amended, modified or superseded, except by an agreement in writing signed by all of such parties in accordance with Paragraph 16.

15. Notices. Any notice given pursuant to this Guaranty shall be in writing and shall be deemed given when delivered personally to the other party, or sent by registered or certified mail, postage prepaid, to the addresses listed below or to such other address with respect to which notice is subsequently provided in the manner set forth above.

[—]

[—]

[—]

[—]

[—]

[—]

16. Amendments. This Guaranty shall not be modified, amended or (except as expressly provided herein) terminated in a manner which is materially adverse to the Lender, the Borrower or any Indemnified Party without the written consent of such party.

17. Miscellaneous. The provisions of this Guaranty shall bind and benefit, the heirs, executors, administrators, legal representatives, successors and assigns of each Guarantor, the Borrower, the Lender and the Indemnified Parties. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

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18. Counterparts. This Guaranty may be executed in counterparts (including by scan or facsimile) with the same effect as if all parties hereto had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

19. Condition of the Borrower. The Guarantors are not relying in any manner upon any representation or statement of the Lender or any other Person. Each Guarantor hereby represents and warrants that it is not relying upon or expecting the Lender to furnish to it any information now or hereafter in the Lender’s possession concerning the same or any other matter. By executing this Guaranty, each Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks it acknowledges. The Guarantors shall have no right to require the Lender to obtain or disclose any information with respect to the Obligations, the financial condition or character of the Property, the Borrower’s ability to pay or perform the Obligations, the existence or non-existence of any guaranties of all or any part of the Obligations, any action or non-action on the part of the Lender, the Borrower or any other Person, or any other matter, fact or occurrence whatsoever.

20. Ambiguity. Each Guarantor hereby waives any provision of law (including without limitation California Civil Code section 1654) (or any other comparable laws of any other State applicable to this Guaranty or the security for the Loan) to the effect that an ambiguity in a contract or agreement should be interpreted against the party that drafted the contract or agreement or was responsible for the drafting of the contract or agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the Guarantors have duly authorized and executed this Guaranty as of the date first above written.

GUARANTORS:

BORROWER: [—], a [—]

By: Rexford Industrial Realty, L.P., a Maryland limited partnership, its [—]

By: Rexford Industrial Realty, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

By:
Name:
Title:

OPERATING PARTNERSHIP

Rexford Industrial Realty, L.P., a Maryland limited partnership

By: Rexford Industrial Realty, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

By:
Name:
Title:

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Exhibit A

Guarantors	Maximum Liability	Current Guaranty Percentage

Aggregate Maximum Liability		100%